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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 2000


                               UNITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                      1-12431                   22-3282551
----------------------------        ------------            -------------------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)



          64 OLD HIGHWAY 22, CLINTON, NEW JERSEY                08809
         ----------------------------------------             ----------
         (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (908) 730-7630
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Item 5. Other.

     The Registrant issued a press release on March 17, 2000 announcing the completion of a capital offering.

Item 7. Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.        Description
         -----------        -----------
             4              Certificate of Designations to the Certification of
                            Incorporation
            99              Press Release dated March 17, 2000

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Unity Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  UNITY BANCORP, INC.
                                  -------------------
                                  (Registrant)




Dated: March 22, 2000             By: /s/ KEVIN KILLIAN
                                      ------------------------------------------
                                      Kevin Killian, Chief Financial Officer

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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.      Description                                          Page No.
-----------      -----------                                          --------
    4         Certificate of Designations to the Certification of         5
              Incorporation
   99         Press Release dated March 17, 2000                         21